FORM 8-K

UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF

 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2013

ARTISANAL BRANDS, INC.

(Exact name of registrant as specified in its charter)

New York	0-26112	41-1759882
(State of Jurisdiction)	(Commission File Number)	(IRS Employer ID No.)

483 Tenth Avenue	New York, New York	10018
(Address of Principal Executive offices)		(Zip Code)

Registrant=s telephone number, including area code 212-871-3150

Title of each class	Name of each exchange on which registered
Common Stock $.001 par value	OTC Electronic Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 2, 2013, the Company issued a press release announcing it has signed a lease for new aging caves, production and office facilities as well as the first retail outlet to be owned and managed by the Company. The new location, The Falchi Building in Long Island City, Queens, is owned and operated by Jamestown, a nationwide real estate investor and manager of major commercial properties, including Chelsea Market in Manhattan.

A copy of the press release is attached to this Form 8-K.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99	Press release dated October 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISANAL BRANDS, INC.

By:	/s/ Daniel W. Dowe
Daniel W. Dowe
President

DATED: October 2, 2013

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